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FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)    ☐

BNY WESTERN TRUST COMPANY
(Exact name of trustee as specified in its charter)

California	95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)
700 South Flower Street Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

Electro Scientific Industries
(Exact name of obligor as specified in its charter)

Oregon (State or other jurisdiction of incorporation or organization)	93-0370304 (I.R.S. employer identification no.)
13900 N.W. Science Park Drive Portland, OR (Address of principal executive offices)	97229 (Zip code)

Convertible Subordinated Notes 4 1/4% due 2006
(Title of the indenture securities)

1.    General information.

        (a)  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Federal Deposit Insurance Corporation	25 Ecker Street San Francisco, California 94105
State Banking Department	111 Pine Street, Suite 1100 San Francisco, California 94111

        (b)  Whether it is authorized to exercise corporate trust powers.

        Yes.

2.    Affiliations with Obligor.

        None.

16.  List of Exhibits.

        1.1  Articles of Incorporation of Security Trust Company, as filed in the office of the Secretary of State of the State of California on November 13, 1980 and filed in the office of the Superintendent of Banks, State of California on November 17, 1980; incorporated herein by reference as Exhibit 1.1 filed with Form T-1 Statement, Registration No. 33-56465.

        1.2  Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Security Trust Company to Bradford Trust Company of California), as filed in the office of the Secretary of State of the State of California on January 7, 1985; incorporated herein by reference as Exhibit 1.2 filed with Form T-1 Statement, Registration No. 33-56465.

        1.3  Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Bradford Trust Company of California to FIDATA Trust Company California) as filed in the office of the Secretary of State of the State of California on April 11, 1985; incorporated herein by reference as Exhibit 1.3 filed with Form T-1 Statement, Registration No. 33-56465.

        1.4  Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from FIDATA Trust Company California to Wall Street Trust Company California), as filed in the office of the Secretary of State of the State of California on February 5, 1986; incorporated herein by reference as Exhibit 1.4 filed with Form T-1 Statement, Registration No. 33-56465.

        1.5  Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from Wall Street Trust Company California to The Bank of New York Trust Company of California), as filed in the office of the Secretary of State of the State of California on April 15, 1988; incorporated herein by reference as Exhibit 1.5 filed with Form T-1 Statement, Registration No. 33-56465.

        1.6  Certificate of Amendment of Articles of Incorporation (changing the name of the Trustee from The Bank of New York Trust Company of California to BNY Western Trust Company), as filed in the office of the Secretary of State of the State of California on August 31, 1995; filed herewith.

        3.    Copy of Certificate of the State Banking Department, State of California, dated January 24, 1994, authorizing the Trustee to transact a commercial banking business and to engage in the trust business at 700 South Flower Street, Los Angeles, California; incorporated herein by reference as Exhibit 3 filed with Form T-1 Statement, Registration No. 33-56465.

        4.    Copy of By-Laws of the Trustee; incorporated herein by reference as Exhibit 4 filed with Form T-1 Statement, Registration No. 33-56465.

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        6.    Consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit 6 filed with Form T-1 Statement, Registration No. 33-56465.

        7.    Copy of latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, BNY Western Trust Company, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in San Francisco, California on the 24th day January, 2002.

BNY WESTERN TRUST COMPANY
By:	/s/ PRISCILLA R. DEDORO

Name: Priscilla R. Dedoro
Title: Authorized Signatory

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T-1 Exhibit 1.6

APPROVED AUG 25 1995 CONRAD W. HEWITT Superintendent of Banks State of California By /s/ THOMAS M. LONGREEN Thomas M. Longreen Senior Counsel	ENDORSED FILED At the office of the Secretary of State of the State of California AUG 30 1995 /s/ BILL JONES BILL JONES, Secretary of State

CERTIFICATE OF AMENDMENT

OF RESTATED ARTICLES OF INCORPORATION

THE BANK OF NEW YORK TRUST COMPANY OF CALIFORNIA

        James L. Birdwell and Jacqueline R. McSwiggan certify that:

        1.    They are the President and Secretary, respectively, of THE BANK OF NEW YORK TRUST COMPANY OF CALIFORNIA, a California Corporation (the "Corporation").

        2.    Article One of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

        "One: The name of the corporation is BNY Western Trust Company."

        3.    The amendment herein set forth has been duly approved by the Board of Directors of the Corporation at a meeting held on June 21, 1995.

        4.    The amendment herein set forth has been duly approved by written consent of the sole shareholder of the Corporation pursuant to section 603(a) of the California General Corporation Law.

        IN WITNESS WHEREOF, the undersigned have executed this certificate on June 22, 1995.

/s/ JAMES L. BIRDWELL James L. Birdwell
/s/ JACQUELINE R. MCSWIGGAN Jacqueline R. McSwiggan

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated: June 22, 1995

/s/ JAMES L. BIRDWELL James L. Birdwell
/s/ JACQUELINE R. MCSWIGGAN Jacqueline R. McSwiggan

T-1 Exhibit 7

BNY WESTERN TRUST COMPANY
Statement of Financial Condition
As of December 31, 2001

12/31/01
ASSETS
Cash and due from banks	$6,640,638
Investment securities, U.S. Treasury Notes at cost, net of unamortized purchase premium	3,312,831
Federal Funds sold	13,000,000
Securities purchased under resale agreements	69,000,000
Fixed assets-net	1,240,122
Receivables and other assets	11,580,380
Goodwill (net)	176,341,698

TOTAL ASSETS	$281,115,669

LIABILITIES
Demand Deposits, Trust Dept. Funds, Official Checks & Other Deposits	$6,574,864
Time and Other Savings Deposits	1,424,212
Accrued Expenses and Reserve for Income Taxes	13,938,206
Promissory Note to BNY Co. Inc.	28,000,000
Other Liabilities	630,465

TOTAL LIABILITIES	$50,567,747
SHAREHOLDERS' EQUITY
Common Stock, no par value; authorized and outstanding, 1,000 shares	$1,000,000
Contributed Surplus	199,205,032
Retained Earnings	30,342,890

TOTAL SHAREHOLDERS' EQUITY	$230,547,922

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$281,115,669

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SIGNATURE
  T-1 Exhibit 1.6
  T-1 Exhibit 7